Commission File No. 333-29903

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential  for  use of the  Commission  Only  (as  permitted  by  Rule
       14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-12

                               AMMONIA HOLD, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
        (Name of Person Filing Proxy Statement, If Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange  Act
         Rules 14a-6(i)(1)and 0-11.

         (1)      Title  of  each  class  of  securities  to  which  transaction applies: n/a
         (2)      Aggregate number of securities to which  transaction  applies:
                  n/a
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.
         (4)      Proposed maximum aggregate value of transaction:   n/a
         (5)      Total fee paid:  -0-

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date filed:

                               AMMONIA HOLD, INC.
                                10 Gunnebo Drive
                             Lonoke, Arkansas 72086

                               September 13, 2001



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Ammonia Hold, Inc. on Saturday, September 29, 2001, at 10:00 a.m. local time at the Arkansas Rural Water Association, 240 Dee Dee Lane, Lonoke, Arkansas.

         Those matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

         All stockholders are cordially invited to attend the Meeting in person. Your participation at this meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy promptly. If you attend the meeting, you may revoke your proxy and vote your shares in person.

         We look forward to seeing you at the Meeting.


                                   Sincerely,



                                   By: /s/ Michael D. Parnell
                                   --------------------------
                                           Michael D. Parnell
                                           President / Director

                               Ammonia Hold, Inc.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 29, 2001


To our Stockholders:

         NOTICE is hereby given that on Saturday, September 29, 2001, Ammonia Hold, Inc. (the "Company") will hold its Annual Meeting of Stockholders (the "Meeting") at the Arkansas Rural Water Association, 240 Dee Dee Lane, Lonoke, Arkansas. The Meeting will begin at 10:00 a.m. local time. At the Meeting, stockholders will be asked:

         1. To elect 6 directors to serve for the ensuing year or until their successors are duly elected and qualified;

         2. To consider and ratify the action previously taken by the Board of Directors to enter into the Acquisition Agreement by and between the Company and Transatlantic Surety and Bond Co. Ltd.;

         3. To consider and vote upon a proposal to amend the Company's Article of Incorporation to change the corporate name to "TS&B Holdings, Inc." or to a similar name approved by the Board of Directors;

         4.       To consider  and vote upon a proposal  to amend the  Company's
                  Article   of    Incorporation   to   change   the   authorized
                  capitalization to 100,000,000 shares of Common Stock;

         5. To ratify the appointment of Crouch, Bierwolf & Associates as independent auditors for the Company for the fiscal year ending June 30, 2002; and

         6. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         Only stockholders of record at the close of business on August 15, 2001 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

         All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience. Any stockholder attending the Meeting may revoke their proxy and vote their shares in person.

         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IMMEDIATELY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS

                                            By Order of the Board of Directors,



                                            By: /s/ Dan N. Thompson
                                            -----------------------
                                                    Dan N. Thompson
                                                    Secretary
Lonoke, Arkansas
September 13, 2001

                               AMMONIA HOLD, INC.
                                10 Gunnebo Drive
                             Lonoke, Arkansas 72086

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of Ammonia Hold, Inc. (the "Company") to be held on Saturday, September 29, 2001 at 10:00 a.m. (local time) at the Arkansas Rural Water Association, 240 Dee Dee Lane, Lonoke, Arkansas, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy see "General". This Proxy Statement is first being mailed to stockholders on or about September 13, 2001, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001.

         Only stockholders of record at the close of business on August 15, 2001 are entitled to notice of and to vote at the Meeting. At the record date, there were 10,911,700 shares of the Company's Common Stock (the "Common Stock") outstanding and each share is entitled to one vote at the Meeting.

         Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

                          ITEM 1. ELECTION OF DIRECTORS


         Pursuant to the provisions of the Company's Articles of Incorporation and By-Laws, directors are to be elected annually. Presently, the number of directors in office is five, although stockholders will be asked to elect six directors.

         At the Meeting, six directors will be nominated to be elected to the Board of Directors, each director to hold office for one year or until his successor is elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted FOR the election of the six nominees named below, all of whom are currently directors of the Company, except for Charles Giannetto. In the event any of the nominees named herein are unable or decline to serve as a director at the time of the Meeting, it is intended that the proxies will be voted for the election of a substitute nominee as the proxy holder may determine. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve as a director. A majority of the votes cast is required to approve the election of each director.

         The following persons are being nominated for election to the Company's Board of Directors:

                 Nominee for Election to the Office of Director
                           at the 2001 Annual Meeting

Name                    Position                       Director Since       Age
----                    --------                       --------------       ---
Michael D. Parnell      President, Chief Executive          1996             42
                         Officer and Director
Dan N. Thompson         Secretary/Treasurer                 1994             37
                         Chief Financial Officer
                         and Director
Robert S. Ligon         Director                            1994             78
Charles R. Nickle       Director                            1997             46
William H. Ketchum      Director                            1997             68
Charles Giannetto       Nominee                             -                47

                  BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

         Michael D. Parnell is the President and Chief Executive Officer of the Company. Mr. Parnell is a graduate of the University of Arkansas with a degree in Agricultural Economics. He has over 17 years experience in the investment banking business and was associated with Paine Webber until 1997. Mr. Parnell has been associated with the Company since its inception and became President and a director in 1996.

         In December 1999, the Company and Mr. Parnell, each without admitting or denying allegations made by the Securities and Exchange Commission (the "Commission"), consented to the entry of separate Final Judgments which permanently restrains and enjoins the Company and Mr. Parnell from violating certain securities laws and regulations. The action by the Commission alleged certain violations of securities laws and regulations. Mr. Parnell was further required to pay a civil penalty of $25,000.

         Dan N. Thompson is the Secretary / Treasurer and Chief Financial Officer of the Company. Mr. Thompson is a graduate of Texas A & M with a degree in industrial distribution. Mr. Thompson is currently the Denver district sales manager for the Trane Corporation.

         Robert S. Ligon is a graduate from the University of Arkansas with a degree in business administration. In 1989, Mr. Ligon retired from Ligon
Brothers, Inc., a heavy equipment wholesaler. Mr. Ligon was the original President of Ammonia Hold, Inc. of Texas.

         Charles R. Nickle is a graduate from the University of Arkansas with a degree in civil engineering. Mr. Nickle is currently Senior Vice President of US Infrastructures, Inc. His professional experience includes project planning, design, and construction management of water treatment facilities and distribution systems, drainage facilities and wastewater treatment and collection facilities.

         William H. Ketchum is a graduate from the University of Arkansas with a degree in business administration and a masters in operational management. Mr. Ketchum is a retired Naval Officer and is currently involved in real estate, cattle and farming operations.

         Charles Giannetto is a graduate of the University of Minnesota. He received his law degree from William Mitchell College of Law in 1980 and was in private practice for 20 years. Mr. Giannetto is a presently a principal and officer with the investment banking firm of TransAtlantic Finance Ltd., Orlando, Florida and TransAtlantic Surety & Bond Company. Ltd., UK.

         The Board of Directors recommends that the stockholders vote FOR the election of each nominee for director named above.

           INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

         All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. The Company pays each director $500 per quarter for service on the Board of Directors. On February 26, 1999, each director received an option to purchase up to 50,000 shares of the Company's Common Stock at an exercise price of $1.06 per share, for a period of five years. In order for a director to exercise his warrant, the Company must achieve net sales of $3,000,000 for any continuous twelve month period.

         Any non-employee director of the Company is reimbursed for expenses incurred for attendance at meetings of the Board of Directors and any committee of the Board of Directors. The Executive Committee of the Board of Directors, to the extent permitted under Utah law, exercises all of the power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors. Each executive officer serves at the discretion of the Board of Directors.

Board Committees And Meetings

         During the fiscal year ended June 30, 2001, the Board of Directors held four meetings. During this period, all of the directors serving on the Board at the time attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors.

         The Board of Directors, acting as a committee of the whole, has the responsibility for considering nominations for prospective Board members. The Board of Directors will consider nominees recommended by stockholders who submit a notice of nomination to the Company at least 60 days but not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting. Such notice shall contain appropriate data with respect to the suggested candidate in order to make an informed decision as to the qualifications of the person.

         Currently,   the  Company  does  not  have  an  audit,   nominating  or
compensation committee. Any function traditionally performed by these Committees is to be performed by the Company's Board of Directors.

         Audit Fees

         The aggregate fees billed for professional services rendered by Crouch, Bierwolf & Associates for the reviews of the financial statements included in the Company's Quarterly Reports on Form10-QSB and the audit of the Company's financial statements for the year ended June 30, 2001, was approximately $15,000.

         Financial Information Systems Design and Implementation Fees

         There were no fees for professional services rendered by Crouch, Bierwolf & Associates for the year ended June 30, 2001 for information technology services relating to financial information systems design and implementation.

         All Other Fees

         There were no fees for professional services rendered by Crouch, Bierwolf & Associates for the year ended June 30, 2001, other than the fees for services under "Audit Fee" above.

         The Board of Directors  has  considered  whether the  provisions of the
services   described  above  is  compatible   with   maintaining  the  principal
accountant's independence.

                             Executive compensation

         The following table sets forth all cash compensation paid by the Company for services rendered to the Company for the fiscal years ended June 30, 2001, 2000 and 1999, to the Company's Chief Executive Officer. No executive officer of the Company has earned a salary greater than $100,000 annually for any of the periods depicted.

                           Summary Compensation Table

                                                           Other        All
                                                           Annual      Other
Name and                 Fiscal                            Compen-    Compen-
Principal Position        Year       Salary    Bonus       sation     sation
------------------       ------     -------    -----       ------     -------
Michael D. Parnell,       2001     $ 75,000    $ -0-       $  -0-     $ 2,000
 President, C.E.O.        2000       75,000      -0-          -0-       2,000
                          1999       64,904      -0-          -0-       1,500
------------------

Employment Agreements

         On March 1, 1999, the Company entered into an employment agreement with its President, Michael D. Parnell. Mr. Parnell's agreement is for a term of five years with a base annual salary of $75,000. The agreement provides for salary increases to $100,000 per annum when the Company realizes net sales of $3,000,000 for any continuous twelve month period, and to $150,000 per annum when net sales reach $5,000,000. In addition, Mr. Parnell will receive stock purchase options to acquire 100,000 shares when net sales reach $3,000,000 for any continuous twelve month period, options to purchase 200,000 shares when net sales reach $5,000,000. Mr. Parnell also receives insurance, vacation and other typical benefits.

Legal Proceedings Summary

         There are no material pending legal proceedings to which the Company or any of its subsidiaries is a party or to which any of its property is subject and, to the best of its knowledge, no such actions against the Company are contemplated or threatened.

Related Transactions

         Since December 1999 through August 2001, the Company's President has made a series of five loans to the Company totaling $157,013. The Company has made periodic payments against the loans and as of August 24, 2001, the outstanding balance is $62,400. The loans are subject to notes payable bearing an interest rate of approximately 8.5% per annum.

Section 16(a) Beneficial Ownership Reporting Compliance

         Each of the Company's officers and directors is individually required to file a Form 5, Annual Statement of Changes in Beneficial Ownership, on or before the 45th day after the end of the fiscal year. Each officer and/or director has filed the requisite Form 5 for the fiscal year 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, to the best knowledge of the Company, as of August 31, 2001, with respect to each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, each director and all directors, officers and principal stockholders as a group. The address of each person listed below, unless otherwise indicated, is 10 Gunnebo Drive, Lonoke, Arkansas 72086.

Name and Address                     Amount and Nature of            Percent
of Beneficial Owner                  Beneficial Ownership          of Class(1)
-------------------                  --------------------          -----------
Michael D. Parnell*                           525,000                  4.8%
Dan N. Thompson*                                3,353                  .03%
Robert S. Ligon*                              197,000                  1.8%
Charles R. Nickle*                             70,000                   .6%
William H. Ketchum*                            53,450                   .5%
TransAtlantic Surety &                      3,273,510                   30%
Bond Company, Ltd.
  c/o 5703 Red Bug Lake Rd. #226
  Winter Springs, FL. 32708
All directors and executive                   848,803                  7.8%
  officers as a group
  (5 persons in group)

------------------------------------
*  Director and/or executive officer
Note: Unless otherwise indicated in the footnotes below, the Company has been advised that each person above has sole voting power over the shares indicated above.

(1)      Based upon 10,911,700  shares of Common Stock outstanding on August 31,
         2001.

                   ITEM 2. RATIFICATION OF PRIOR BOARD ACTION

         On June 15, 2001, the Board of Directors executed an Acquisition Agreement (the "Agreement") between the Company and TransAtlantic Surety & Bond Company, Ltd., a United Kingdom Company with offices in Orlando, Florida
("TSB"). Under the terms of the Agreement, TSB agreed to acquire from the Company shares of Common Stock equal to approximately 30% of the Company's total issued and outstanding shares. TSB is also undertaking to provide certain future financing and acquisitions for the Company and will receive certain options and warrants. Additionally, the Company agreed (i) to change its corporate name to TS&B Holding, Inc.; (ii) to appoint a TSB nominee to its Board of Directors,
(iii) to issue a shareholder proxy for certain matters pertinent to stockholders set forth in the Acquisition Agreement, and (iv) to transfer the Company's current manufacturing and distributing operations to a newly created wholly owned subsidiary, Ammonia Hold Manufacturing Corp.

         On June 26, 2001, the Company issued to TSB 3,273,510 shares of authorized, but previously unissued shares of the Company's Common Stock, which shares represent 30% of the total current issued and outstanding shares. In consideration for the shares, TSB paid to the Company the total purchase price of $1,250,000, in the form of a 6% Convertible, Callable, Secured Subordinated Debenture due June 15, 2004, executed by TSB Investment Partners Inc. Of the total shares issued, 2,618,808 are to be held in escrow, to be released to TSB upon payment of the Debenture. TSB retains voting rights to the shares held in escrow.

         TSB has also agreed to undertake to issue, on a "best efforts basis" within four (4) months after the closing, a debt offering for the Company up to $10,000,000.00. The general terms and conditions of the debt offering shall be
(i) interest at 12% with a five (5) year term; and (ii) convertible into Common Stock of the Company at $5.00 per share. Although the Company cannot presently predict the amount of funds, if any, that may be ultimately realized from the future debt offering, it has determined it may use up to $3,500,000 for a possible investment in Pet Quarters, Inc., a Little Rock, Arkansas company. Also, $3,500,000 may be used for possible investment in other operating and revenue producing businesses. As of the date hereof, the Company has not identifies any potential acquisitions nor has it determined the use of the balance of proceeds received, if any. Further, within twelve months after the closing, TSB (or affiliates) agrees to organize $10,000,000 (in gross sales) in acquisitions for the Company; $20,000,000 (in gross sales) in acquisitions for the Company within twenty-four months of closing; and $30,000,000 (in gross sales) in acquisitions for the Company within thirty-six months after closing. In the event TSB (or affiliates) fails or refuses to proffer the aforesaid acquisitions, the Company's shares shall be returned to the Company free and clear of any liens, encumbrances or charges.

         The Company also granted to TSB options to purchase 3,000,000 share of the Company's Common Stock at $1.50 per share and an additional 3,000,000 shares at $3.50 per share. The options have a term of thirty-six months from the date of issuance by the Company. All shares issued pursuant to the Agreement will result in dilution to existing stockholders. None of the Common Stock to be issued will have any preemptive right to acquire additional shares.

         Pursuant to the provisions of the Company's Articles of Incorporation and By-Laws, the Board of Directors has the authority to enter into the Agreement without first obtaining stockholder consent. Because the Agreement involves the issuance of Common Stock and possible future financings and/or acquisitions for Common Stock, which will result in dilution to current stockholders, the Board believes that stockholders should be given the opportunity to voice their opinion regarding the Agreement and transactions anticipated therein. The Board believes that the Agreement provides the Company with an opportunity to acquire funding on favorable terms and to possibly make future acquisitions of viable operating businesses. Although the Board believes that stockholders will ratify its prior actions, in the event stockholders do no ratify the actions, the Board will endeavor to either restructure the terms and provisions of the Agreement or to terminate the Agreement.

         Those shares previously issued under the Agreement will be withheld from voting on this proposal. Accordingly, the affirmative vote of a majority of the other votes cast on this issue is required to approve the ratification of the Board of Directors to enter into the Agreement.

         The Board of Directors recommends that stockholders vote FOR the proposal to ratify the Boards action to enter into the Agreement with TSB.

                        ITEM 3. CHANGE OF CORPORATE NAME

         The Board of Directors has proposed that the Company amend its Articles of Incorporation in order to change its corporate name to TS&B Holdings, Inc. The Board believes that the change of corporate name to TS&B Holdings, Inc. will better reflect the new business of the Company and be a more recognizable name in the business community following the Company's agreement with TSB. The Company intends to not only remain active in its current business endeavors through its newly created subsidiary, but also to explore new business opportunities as they may occur.

         The name change will not affect the validity or transferability of stock certificates presently outstanding or the trading of any of the Company's securities. The Company's stockholders will not be required to surrender for exchange any stock certificates presently held by them.

         The affirmative vote of a majority of the votes cast is required to approve the proposed change of corporate name.

         The Board of Directors recommends that stockholders vote FOR the proposal to change the Company's corporate name.

                        ITEM 4. CHANGE OF CAPITALIZATION

         The Board of Directors has proposed that the Company amend its Articles of Incorporation in order to change the authorized capitalization by increasing the number of authorized common shares from 25,000,000 shares to 100,000,000 shares, par value One-Tenth of a Cent ($.001) per share. All fully paid capital stock of the Company shall not be liable to call or assessment.

         By adopting the proposed amendment increasing the authorized shares of Common Stock, the Company will have greater flexibility in future financings and sales of securities and in the possible acquisition of new assets and/or business opportunities. Also, the amendment will clarify an existing discrepancy in reporting the number of authorized shares.

         The affirmative vote of a majority of the votes cast is required to approve the proposed change of capitalization.

         The Board of Directors recommends that stockholders vote FOR the proposal to change the authorized capitalization of the Company.

           ITEM 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Subject to ratification by the stockholders at the Meeting, the Board of Directors has appointed Crouch, Bierwolf & Associates ("CB&A") as independent auditors for the fiscal year ending June 30, 2002 and until their successors are selected. CB&A has served as auditors of the consolidated financial statements of the Company since the fiscal year ended June 30, 1994. A representative of CB&A is not expected to be present at the Meeting.

         The affirmative vote of a majority of the votes cast is required to approve the appointment of CB&A as independent public accountants.

         The Board of Directors recommends that the stockholders vote FOR ratification of the selection of Crouch, Bierwolf & Associates, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2002.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the person named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

                         ANNUAL REPORTS TO STOCKHOLDERS

         The Company's Annual Report to Stockholders, including financial statements for the fiscal year ended June 30, 2001, is being delivered to stockholders together with this proxy statement.

                              STOCKHOLDERS PROPOSAL

         It is anticipated that the Company's fiscal 2002 Annual Meeting of Stockholders will be held on or about September 27, 2002. Stockholders who intend to present proposals at such Annual Meeting must submit their proposals to the Secretary of the Company on or before May 27, 2002.

                                     GENERAL

         The costs of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services) by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute revocation of a proxy unless the stockholder votes his or her shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, Dan N. Thompson, 10 Gunnebo Drive, Lonoke, Arkansas 72086.

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company's By-Laws and Utah Law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

         Please complete, date, sign and return the accompanying proxy promptly.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.


                              FINANCIAL INFORMATION

         A copy of the Company's Annual Report on Form 10-KSB, including any financial statements and schedules and exhibits thereto, is attached as part of this Proxy Statement.


                                    By Order of the Board of Directors



                                    By: /s/ Dan N. Thompson
                                    -----------------------
                                            Dan N. Thompson
                                            Secretary

Lonoke, Arkansas
September 13, 2001

                               Ammonia Hold, Inc.
                                10 Gunnebo Drive
                             Lonoke, Arkansas 72086

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY

         The undersigned hereby constitutes and appoints Michael D. Parnell and Dan N. Thompson, with power of substitution, the proxies of the undersigned to attend the annual meeting of the stockholders of Ammonia Hold, Inc. on September 29, 2001, and any adjournment thereof, and to vote in his, her or its place or stead the stock of the corporation held of record name by the undersigned.

1.       To elect 5 directors:

         FOR (    )                             WITHHOLD AUTHORITY (     )
         all nominees listed below              to vote for all nominees listed
         (except as marked to the               below (except as marked to the
         contrary below)                        contrary below)

         Instructions: To withhold authority to vote for any individual nominee,
                       ---------------------------------------------------------
         strike a line through the nominee's name in the list below:
         -----------------------------------------------------------

                  Michael D. Parnell                 Charles R. Nickle
                  Dan N. Thompson                    William H. Ketchum
                  Robert S. Ligon                    Charles Giannetto

2. Proposal to ratify the past action of the Board of Directors when it entered into the Acquisition Agreement.

                  [   ] FOR             [   ] AGAINST              [   ] ABSTAIN


3. Proposal to amend the Articles of Incorporation to change the corporate name to TS&B Holdings, Inc.

                  [   ] FOR             [   ] AGAINST              [   ] ABSTAIN

4. Proposal to amend the Articles of Incorporation to change the Company's authorized capitalization.

                  [   ] FOR             [   ] AGAINST              [   ] ABSTAIN

5. Proposal to Ratify the appointment of Crouch, Bierwolf & Associates as the independent auditors for the fiscal year ending June 30, 2002.

                  [   ] FOR             [   ] AGAINST              [   ] ABSTAIN

6.       On any and all other matters that may properly come before the meeting.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.


         ------------------------                -------------------------
         Print Name                              Signature of Stockholder

         ------------------------                -------------------------
         Number of Shares                        Signature if Held Jointly

                                                 -------------------------
                                                 Date

         Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         SEND PROXIES TO:
                                            Ammonia Hold, Inc.
                                            10 Gunnebo Drive
                                            Lonoke, Arkansas 72086